EXHIBIT 10M


          EXPORT -IMPORT BANK OF THE UNITED STATES

               EXPORT CREDIT INSURANCE POLICY

              POLICY PERIOD CHANGE ENDORSEMENT


  Item No. 2 of the declarations is amended to read as follows:

     "Item No. 2  Policy period during which shipments are to be made:

            From           7/11/00       to            4/01/01
                       (month/day/year)            (month/day/year)
                       (12:01 a.m. at the address of insured)"
                                                     -------






Effective date of
this endorsement  JULY 11, 2000      To form a part of policy no. ENB-213272
                  -------------                                   ----------
                  12:01 A.M.


Issued to  MAGWELL, INC.             Export-Import Bank of the United States
           -------------



Date of issue  MARCH 12, 2001                    /s/ L.S.
               --------------


Endorsement no. 13                           Vice President
                --


Broker no. 75820  Primary Insured no.        1062744
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          EXPORT -IMPORT BANK OF THE UNITED STATES

               EXPORT CREDIT INSURANCE POLICY

                 AGGREGATE LIMIT ENDORSEMENT


  Item No. 4 of the declarations is amended to read as follows:

     "Item No. 4  Aggregate limit of liability:
/
            $200,000 (principal), plus interest as specified
            In the interest coverage endorsement."



Effective date of
this endorsement  JANUARY 11, 2001   To form a part of policy no. ENB-213272
                  ----------------                                ----------
                  12:01 A.M.


Issued to  MAGWELL, INC.             Export-Import Bank of the United States
           -------------


Date of issue   February 28, 2001                 /s/ L.S.
                -----------------



Endorsement no.  11                           Vice President
                 --



Broker no. 75820  Primary Insured no. 1062744
           -----                      -------

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